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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
H.F. Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 5000

SIOUX FALLS, SOUTH DAKOTA    57117-5000

PHONE (605) 333-7556 * FAX (605) 333-7621

October 15, 2004

Dear Fellow Stockholder:

        On behalf of the Board of Directors of HF Financial Corp. (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held at 2:00 p.m., Central Standard Time, on November 17, 2004, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota.

        Stockholders are being asked to vote upon the election of two directors of the Corporation. Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director.

        I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. The Notice of Annual Meeting, the Proxy Statement for the meeting and the form of proxy are first being mailed to stockholders of the Corporation on or about October 15, 2004.

        Thank you for your attention to this important matter.

Very truly yours,

CURTIS L. HAGE Chairman, President and Chief Executive Officer

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 17, 2004

        Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of HF Financial Corp. (the "Corporation") will be held at 2:00 p.m., Central Standard Time, on November 17, 2004, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota.

        A proxy card and the Proxy Statement for the Meeting are enclosed along with the Corporation's Summary Annual Report and Annual Report on Form 10-K for the fiscal year ending June 30, 2004. The Meeting is for the purpose of considering and acting upon:

  1.
  The election of two directors of the Corporation; and

  2.
  Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 30, 2004, are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

        A complete list of stockholders entitled to vote at the Meeting is available for examination by any stockholder for any purpose germane to the Meeting. Such stockholder list is available for a period of twenty days prior to the Meeting and may be examined at any time between 9:00 a.m. and 3:00 p.m. on days that the Corporation is open for business at the main office of the Corporation located at 225 South Main Avenue, Sioux Falls, South Dakota.

        You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postpaid return envelope. The proxy will not be used if you attend and vote at the Meeting in person, although attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

By Order of the Board of Directors,

PAMELA F. RUSSO Corporate Secretary

Sioux Falls, South Dakota
October 15, 2004

IMPORTANT: THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104
ANNUAL MEETING OF STOCKHOLDERS
November 17, 2004

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HF Financial Corp. (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held at the Best Western Ramkota Inn, located at 2400 North Louise Avenue, Sioux Falls, South Dakota, on November 17, 2004, at 2:00 p.m., Central Standard Time, and at all adjournments or postponements of the Meeting. The cost of soliciting proxies will be borne by the Corporation. Directors, officers and employees of the Corporation may, without additional compensation, solicit proxies by mail, facsimile, internet, personal interview or telephone. The Corporation does not expect that specially engaged employees or paid solicitors will make the solicitation. Although the Corporation might use such employees or solicitors if the Corporation deems them necessary, the Corporation has not made arrangements or contracted with any such employees or solicitors as of the date of this Proxy Statement. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about October 15, 2004. Certain of the information provided herein relates to Home Federal Bank (the "Bank"), a wholly owned subsidiary and the primary operating entity of the Corporation.

        At the Meeting, the stockholders of the Corporation are being asked to consider and vote upon the election of two nominees to the Board of Directors of the Corporation, and any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

        The close of business on September 30, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting. The total number of shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock") outstanding on the Record Date was 3,544,696 which are the only securities of the Corporation entitled to vote at the Meeting. Each stockholder is entitled to one vote on all matters to be voted on at the Meeting for each share of Common Stock held in the stockholder's name as of the Record Date.

Voting Rights and Proxy Information

        All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Directors shall be elected by a plurality of the votes cast at the Meeting by stockholders present in person or represented by proxy. The Corporation does not know of any matters other than as described in the Notice of Meeting that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

        If no instructions are indicated, properly executed proxies will be voted FOR election of the nominees for director named herein. Proxies marked as abstaining with respect to a proposal will not be included as votes cast and will not have the effect as a vote for or against a proposal. If an executed proxy card is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Meeting for purposes of determining a quorum but will not be considered present at the Meeting for purposes of calculating the vote with respect to any matter, and will not be considered to have been voted either in favor of or against any matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Meeting for purposes of determining a quorum, but will not be considered to be represented at the Meeting for purposes of calculating the vote with respect to such matter. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting.

        A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Corporate Secretary of the Corporation before the voting at the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the Corporation before the voting at the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Pamela F. Russo, Corporate Secretary, HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota, 57104.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Common Stock as of September 15, 2004, by (i) each person known to the Corporation to own beneficially more than 5% of the Common Stock, (ii) each director of the Corporation, (iii) each officer named in the executive compensation table on page 9 of this Proxy Statement, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Stock
Jeffrey L. Gendell Tontine Partners, L.P. 31 West 52nd Street, 17th Floor New York, New York 10019	344,755	(1)	9.71%
HF Financial Corp. Employee Stock Ownership Plan 225 South Main Avenue Sioux Falls, South Dakota 57104	239,958	(2)	6.76%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	200,355	(3)	5.64%
Curtis L. Hage, Chairman, President, Chief Executive Officer and Director	266,426	(4)	7.29%
Jack P. Hearst, Former Executive Vice President and Chief Operations Officer	10,422	(5)	*
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer	17,608	(6)	*
Mark S. Sivertson, Senior Vice President/Investment Management and Trust	41,688	(7)	1.17%
David A. Brown, Senior Vice President/Business Banking	20,414	(8)	*
Greggory R. Jontz, Vice President/Mid America Capital Services, Inc.	3,853		*
Curtis J. Bernard, Director	1,149		*
Robert L. Hanson, Director	32,776		*

Jeffrey G. Parker, Director	37,586	(9)	1.06%
Wm. G. Pederson, Director	14,476	(10)	*
Steven R. Sershen, Director	3,288		*
Thomas L. Van Wyhe, Director	11,775		*
Directors and executive officers as a group (17 persons)	522,505	(11)	14.00%

*Indicates individual owns less than one percent of outstanding shares of Common Stock.

(1)
The information regarding beneficial ownership by Mr. Jeffrey L. Gendell is as reported in a Form 13F filed with the Securities and Exchange Commission (the "SEC") on June 30, 2004.

(2)
Includes 239,958 shares allocated to the individual accounts of employees, officers and directors, which such individuals are deemed to have sole voting and no investment power. Each participant may instruct the Employee Stock Ownership Plan ("ESOP") trustee, the Bank, as to the voting of the shares allocated to such participant's account under the ESOP.

(3)
The information regarding beneficial ownership by Dimensional Fund Advisors, Inc. is as reported in a Form 13F filed with the SEC on June 30, 2004.

(4)
Includes 152,542 shares held directly by Mr. Hage or held by certain members of Mr. Hage's family, which shares Mr. Hage may be deemed to have sole or shared voting and/or investment power. Also includes awards of 102,511 shares subject to options granted to Mr. Hage under the Corporation's 1991 Stock Option and Incentive Plan, as amended (the "1991 Plan") and 2002 Stock Option and Incentive Plan (the "2002 Plan"), that are currently exercisable or exercisable within 60 days. Also includes 11,373 shares allocated to Mr. Hage's account under the ESOP. Excludes 11,965 shares held solely by Mr. Hage's spouse in and over which he disclaims beneficial interest and voting and/or investment power.

(5)
Includes 346 shares held directly by Mr. Hearst with sole voting and/or investment power. Also includes 8,817 shares subject to options granted to Mr. Hearst under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 1,259 shares allocated to Mr. Hearst's account under the ESOP. Mr. Hearst's employment with the Corporation and responsibilities as an officer of the Corporation ended on May 31, 2004.

(6)
Includes 13,895 shares held directly by Mr. Posegate with sole voting and/or investment power. Also includes 3,612 shares subject to options granted to Mr. Posegate under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 101 shares allocated to Mr. Posegate's account under the ESOP.

(7)
Includes 12,314 shares held directly by Mr. Sivertson with sole voting and/or investment power. Also includes 24,974 shares subject to options granted to Mr. Sivertson under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 4,400 shares allocated to Mr. Sivertson's account under the ESOP.

(8)
Includes 9,069 shares held directly by Mr. Brown with sole voting and/or investment power. Also includes 10,207 shares subject to options granted to Mr. Brown under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 1,138 shares allocated to Mr. Brown's account under the ESOP.

(9)
Includes 12,708 shares held directly by Mr. Parker with sole voting and/or investment power. Also includes 17,266 shares held in the John D. Parker Living Trust and 7,612 shares held in the John D. Parker Trust, each of which Mr. Parker is trustee.

(10)
Includes 12,276 shares held by Mr. Pederson with sole voting and/or investment power. Also includes 1,650 shares held in The Patan Woyute Trust of which Mr. Pederson is a trustee and 550 shares held by Mr. Pederson's spouse, which shares Mr. Pederson may be deemed to have shared voting and/or investment power.

(11)
Includes 317,094 shares held directly by a director or executive officer or held by certain members of the families of the directors and executive officers, or held by trusts of which a director or executive officer is a trustee or substantial beneficiary, with respect to which shares the respective directors and executive officers may be deemed to have sole or shared voting and investment power. Also includes 180,820 shares subject to options granted under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days and 24,591 shares allocated under the ESOP.

PROPOSAL I—ELECTION OF DIRECTORS

        The Corporation's Board of Directors currently consists of seven members. The Board is divided into three classes, with one class of directors elected annually. Directors of the Corporation are generally elected to serve for a three-year term or until their respective successors are elected and qualified. All nominees have agreed to stand for election at the Meeting. If, prior to the Meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

        Two directors have been nominated by the Nominating and Corporate Governance Committee of the Board of Directors for election to Class II of the Board of Directors at the Meeting to serve for a three-year term ending at the 2007 annual meeting and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The continuing directors, Class III and Class I directors, will serve until the 2005 annual meeting and 2006 annual meeting, respectively, and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal).

        The accompanying proxy card is intended to be voted for the election of nominees for directors named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. The Board of Directors unanimously recommends that stockholders vote "FOR" each of the two nominees identified below.

Information with Respect to Nominees and Continuing Directors

        The principal occupation and business experience for the last five years and certain other information with respect to each nominee for election as a director and the other directors of the Corporation are set forth below. The information concerning the nominees and the continuing directors has been furnished by them to the Corporation.

Information About Nominees

        ROBERT L. HANSON, age 58, a Class II Director, is the Chief Executive Officer of Harold's Photo Centers, Sioux Falls, South Dakota, a retail photography and equipment company. He has held such position since 1980. He has served as a director of both the Corporation and the Bank since 1992.

        STEVEN R. SERSHEN, age 50, a Class II Director, is President of Val-Add Service Corporation, a consulting firm that specializes in services to value added business in the agriculture industry. He has been in the consulting profession since 1997. He holds a Charter Life Underwriter and Chartered Financial Consulting degree from the American College. His prior experience includes positions with CitiGroup, Bank One, Prudential, and New York Life Insurance Company. He also serves as the President of Flyer Investment, Inc. Mr. Sershen has served as a director for both the Corporation and the Bank since 2002.

Information About Continuing Directors

        CURTIS L. HAGE, age 58, a Class III Director, is Chairman, President and Chief Executive Officer of the Corporation and Chairman and Chief Executive Officer of the Bank. Mr. Hage was elected Chairman of the Board of Directors of the Corporation in September 1996 and has held the position of President and Chief Executive Officer of the Corporation since February 1991. Mr. Hage joined the Bank in 1968 and served in various capacities prior to being elected its Chairman and Chief Executive Officer in 1991. Mr. Hage has served as a director of the Corporation since 1992 and the Bank since 1986.

        CURTIS J. BERNARD, age 50, a Class I Director, was elected to the Board of Directors on July 21, 2004, by the Corporation's Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, to fill a vacancy created by the resignation of former director JoEllen Koerner. Mr. Bernard is the owner and founder of Bernard Properties, a company engaged in local and regional economic development in southeast South Dakota and northeast Nebraska. Prior to founding Bernard Properties, from July 2001 to May 2002, Mr. Bernard was a Senior Credit Risk Consultant for TXU Energy, an electric power retailer located in Dallas, Texas. From September 1998 through July 2000, he served as Senior Vice President and Chief Operating Officer for 1st Financial Bank, N. Sioux City, South Dakota. Mr. Bernard was also previously employed with Citibank, serving in various capacities between 1981 and 1998. Mr. Bernard serves as a director for both the Corporation and the Bank.

        JEFFREY G. PARKER, age 57, a Class III Director, is President of Parker Transfer and Storage, Inc., Sioux Falls, South Dakota, a moving and storage company. He has held his current position with Parker

Transfer and Storage, Inc. since 1969. From August 2002 through October 2002, Mr. Parker served as President for U.S. Communications Corporation, a Delaware corporation that builds and operates hybrid fiber optic networks for the delivery of voice, video and data services, and President of CommCorp Network Services, Inc., a telecom engineering firm based in Swartz Creek, Michigan. Mr. Parker has served as a director for both the Corporation and the Bank since 1993.

        WM. G. PEDERSON, age 48, a Class I Director, is Chairman and Chief Executive Officer of PAM Oil, Inc., Sioux Falls, South Dakota, a wholesale distributor of automotive products. He has held his current position since 1986 and has been with PAM Oil, Inc. since 1978. He has served as a director of both the Corporation and the Bank since 1996.

        THOMAS L. VAN WYHE, age 54, a Class III Director, is a District Manager for Trane Company, Omaha, Nebraska and Sioux Falls, South Dakota, an air conditioning and heating sales and service company. He has been employed in various capacities by that organization since 1973 and has held his present position since 1994. Mr. Van Wyhe has served as a director of both the Corporation and the Bank since 1996.

        The Corporation owns all of the issued and outstanding shares of capital stock of the Bank and, therefore, the Corporation elects the directors of the Bank.

Meetings of the Board of Directors, Compensation of Directors, Committees of the Board of Directors and Independent Directors

        Meetings of the Corporation's Board of Directors.    The Board of Directors met eight times during fiscal 2004. During fiscal 2004, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

        Compensation of Directors.    Non-employee directors receive restricted stock in amounts determined in accordance with provisions of the 1996 Director Restricted Stock Plan. In fiscal 2004, each non-employee director who served as a member of the Board of Directors during the entire fiscal year, received an aggregate of 944 shares of restricted Common Stock pursuant to the 1996 Director Restricted Stock Plan. Non-employee directors also receive a meeting fee of $400 for each committee meeting they attend. Employee directors receive no fees or other awards for their service as a director.

        Committees of the Board of Directors.    The Board of Directors of the Corporation has a standing Audit Committee, a standing Personnel, Compensation and Benefits Committee and a standing Nominating and Corporate Governance Committee.

        The Audit Committee assists the Board of Directors in fulfilling its oversight duties and responsibilities. Certain of the Audit Committee's specific duties and responsibilities include: overseeing the integrity of the Corporation's financial statements and the audits of such financial statements, accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting; monitoring the independence, qualifications and performance of the Corporation's independent auditors; and providing an avenue of communication among the Corporation's independent auditors, management, the internal auditing department and the Board of Directors. Additional responsibilities and duties of the Audit Committee are set forth in its Amended and Restated Charter, a copy of which is attached as Appendix A.

        For fiscal 2004, the members of the Audit Committee were Directors Hanson (Chairman), Sershen and Van Wyhe, all of whom were "independent directors" as that term is defined in the NASDAQ Marketplace Rules and "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Audit Committee held four meetings in fiscal 2004.

        For fiscal 2005, the members of the Audit Committee are Directors Hanson (Chairman), Sershen, Van Wyhe and Bernard. The Board of Directors has determined that Director Bernard is an "audit committee financial expert," as that term is defined in Item 401(h)(2) of Regulation S-K, is an "independent director" as that term is defined the NASDAQ Marketplace Rules and is "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act, pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act.

        For fiscal 2004, the members of the Personnel, Compensation and Benefits Committee were Directors Pederson (Chair), Koerner and Sershen, each of whom were "independent directors" as that term is defined in the NASDAQ Marketplace Rules. Director Koerner resigned from the Board of Directors and all committees following the conduct of business by the Board of Directors and the committees on which she served on July 21, 2004. The primary purpose of the Personnel, Compensation and Benefits Committee is to assist the Board of Directors in carrying out its responsibilities with respect to the Corporation's stock option and incentive plans, and the compensation of the Corporation's executive officers, including the chief executive officer. The Personnel, Compensation and Benefits Committee held one meeting and took written action without meeting one time during fiscal 2004. The Personnel, Compensation and Benefits Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at https://www.homefederal.com/homefederal/hffc.html.

        During fiscal 2004, the members of the Nominating and Corporate Governance Committee were Directors Sershen (Chair), Hanson, Parker and Van Wyhe, through March 22, 2004, and Directors Van Wyhe (Chair), Parker and Pederson from March 22, 2004 to present. Each of the directors who served on the Nominating and Corporate Governance Committee during fiscal 2004 or is currently serving on the Nominating and Corporate Governance Committee is an "independent director" as that term is defined in the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee is responsible for, among other things, creating and maintaining the overall corporate governance policies for the Corporation, nominating persons to serve on the Board of Directors of the Corporation, determining compensation for non-employee directors, and for overseeing performance evaluations for directors. The Nominating and Corporate Governance Committee held six meetings during fiscal 2004. The Nominating and Corporate Governance Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at https://www.homefederal.com/homefederal/hffc.html.

        Independent Directors.    The Board of Directors has determined that the following directors are "independent directors," as defined by the NASDAQ Marketplace Rules: Curtis J. Bernard, Robert L. Hanson, Jeffrey G. Parker, Wm. G. Pederson, Steven R. Sershen and Thomas L. Van Wyhe.

Audit Committee Pre-Approval Policies

        Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require audit committees of public companies to pre-approve audit and permissible non-audit services provided by their independent auditors. The Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved. During the fiscal year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Company will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee as a whole at its next scheduled meeting.

        During the fiscal year ended June 30, 2004, all services rendered by McGladrey & Pullen, LLP, total amounts for which are set forth on pages 16-17 of this Proxy Statement, were pre-approved by the Audit Committee in compliance with these procedures.

Stockholder Communications with the Board of Directors and Director Attendance at Annual Meetings

        The Board of Directors has adopted a policy governing stockholder communications with the Board of Directors or specified individual directors. Stockholders wishing to communicate with the Board of Directors or any specified individual member of the Board of Directors should send a written communication to the following address: c/o the Corporate Secretary, HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota, 57104. Any such written communication must state the number of shares of Common Stock owned by the stockholder.

        The Corporate Secretary will forward any such written communication to the Board of Directors or, if indicated, to a specified individual member of the Board of Directors, unless the written communication is (a) a personal or similar grievance, a stockholder proposal or related communication, an abusive or inappropriate communication or a communication not related to the responsibilities or duties of the Board of Directors, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication, or (ii) a request for information about the Corporation, a stock-related matter or any other matter that does not appear to require direct attention by the Board of Directors or any individual director, in which case the Corporate Secretary will attempt to handle the inquire or request directly. All such communications will be kept confidential to the extent possible.

        At each meeting of the Board of Directors, the Chairman of the Board will present a summary of all written communications received since the last meeting of the Board of Directors that were not forwarded to the Board of Directors or to the specified director, as applicable, and will make such written communications available to any director upon request.

        The Corporation does not have a formal policy regarding attendance by members of the Board of Directors at the Corporation's annual meeting of stockholders but the Corporation does encourages its directors to attend its annual meeting of stockholders. In 2003, all of the Corporation's directors attended the 2003 annual meeting of stockholders.

Director Nominations

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for determining what types of backgrounds are needed to help strengthen and balance the Board of Directors and to nominate candidates to fill vacancies accordingly. When nominating candidates to the Board of Directors, the Nominating and Corporate Governance Committee may consider, among other things, financial, regulatory and business experience; familiarity with and participation in the communities the Corporation serves; integrity, honesty and reputation; dedication to the Corporation and its stockholders; independence; and any other factors that the Nominating and Corporate Governance Committee deems relevant. Each nominee will be evaluated by the Nominating and Corporate Governance Committee in the context of the Board of Directors as a whole, with the objective of recommending a group of nominees that can best perpetuate the success of the Corporation. The Nominating and Corporate Governance Committee may use a variety of means to identify nominees, including, among other things, recommendations from current directors and management.

        At its meeting on September 22, 2004, the Board of Directors, upon recommendation of the Nominating and Corporation Governance Committee, adopted the Amended and Restated Charter of the Nominating and Corporate Governance Committee. Such charter formalized the Corporation's policies regarding director candidates recommended by stockholders. It is the general policy of the Nominating and Corporate Governance Committee that it will consider a director candidate recommended by a stockholder who appears to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of the Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.

        The Nominating and Corporate Governance Committee has established the following procedures for stockholders to submit such recommendations and only those director candidates recommend in accordance with such procedures will be considered by the Nominating and Corporate Governance Committee:

  •
  if a stockholder would like to recommend a director candidate for the next annual meeting, the stockholder must deliver such recommendation to the Corporation's Corporate Secretary at the Corporation's principal offices no later than the 120th calendar day before the date that the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year;

  •
  recommendations for candidates must be accompanied by (i) personal information regarding the candidate, including the name of the candidate, a list of the candidate's references, the candidate's resume or curriculum vitae and any information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Schedule 14A under the Exchange Act, (ii) the written consent of the person being recommended to being named in the proxy statement as a nominee and to serving as a director if elected; and (iii) certain information regarding the stockholder making the recommendation, including the stockholder's name and address, as they appear on the Corporation's books, the number and class of shares of the Corporation's capital stock owned, either directly or indirectly, by the stockholder (and, if owned indirectly, a current written statement from the record holder of the stock that reflects ownership in such stock), and a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such other person;

  •
  a stockholder recommending a candidate may be asked to submit additional information regarding himself or herself or the candidate as determined by the Corporate Secretary or as necessary to satisfy the listing standards of the NASDAQ National Market System, SEC rules and regulations or any other applicable rules and regulations; and

  •
  if a stockholder's recommendation is received on or before the date set forth above and is accompanied by the information set forth above, the Nominating and Corporate Governance Committee will evaluate such candidate, along with the other candidates being evaluated by the committee, in accordance with these policies, the Amended and Restated Charter of the Nominating and Corporate Governance Committee and any other policies and procedures established by the Nominating and Corporate Governance Committee or the Board of Directors.

        The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending upon whether they are proposed by member of the Board of Directors, management of the Corporation or stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation paid by the Bank, the primary operating entity of the Corporation, for services in all capacities rendered during the three fiscal years ended June 30, 2004, 2003 and 2002 to its Chairman and Chief Executive Officer, Former Executive Vice President and Chief Operations Officer, Executive Vice President, Chief Financial Officer and Treasurer, Senior Vice President and Trust Officer, Senior Vice President/Business Banking and Vice President/Mid America Capital Services, Inc. These officers are collectively referred to in this Proxy Statement as the

"Named Executive Officers." The officers of the Corporation do not receive any cash compensation from the Corporation for their services performed in their capacities as officers of the Corporation.

Annual Compensation										Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)			Bonus ($)		Other Annual Compensation ($)			Restricted Stock Award(s) (#)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)
Curtis L. Hage, Chairman and Chief Executive Officer	2004 2003 2002	$ $ $	274,825 250,000 240,987		$ $ $	38,750 86,979 11,733	$ $ $	-0- -0- 297	(1)	5,777 4,141 3,744	5,777 12,425 11,232	$ $ $	15,886 28,744 18,192	(2) (2) (2)
Jack P. Hearst Former Executive Vice President and Chief Operations Officer	2004 2003 2002	$ $ $	142,800 140,000 129,000		$ $ $	-0- 48,708 6,005	$ $ $	-0- -0- -0-		3,235 2,013 785	3,235 6,039 3,080	$ $ $	-0- 8,757 10,303	(3) (3)
Darrel L. Posegate Executive Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	$ $ $	143,000 128,333 57,131	(4)	$ $ $	19,375 44,649 8,782	$ $ $	-0- -0- -0-		2,965 654 -0-	2,965 1,963 -0-	$ $ $	11,135 7,917 3,043	(5) (5) (5)
Mark S. Sivertson Senior Vice President and Trust Officer	2004 2003 2002	$ $ $	120,000 116,550 111,048		$ $ $	9,375 24,330 4,999	$ $ $	-0- -0- -0-		1,795 1,272 1,172	1,795 3,817 3,517	$ $ $	8,778 7,370 13,880	(6) (6) (6)
David A. Brown Senior Vice President/Business Banking	2004 2003 2002	$ $ $	115,000 109,200 104,053		$ $ $	9,375 22,796 4,394	$ $ $	-0- -0- -0-		1,681 1,192 1,072	1,681 3,577 3,218	$ $ $	8,376 6,805 9,612	(7) (7) (7)
Greggory R. Jontz Vice President/Mid America Capital Services, Inc.	2004 2003 2002	$ $ $	115,000 113,333 100,000		$ $ $	3,445 5,842 1,285	$ $ $	-0- -0- -0-		-0- -0- -0-	1,745 2,291 -0-	$ $ $	7,377 6,855 4,866	(8) (8) (8)

(1)
Represents preferential interest earnings on behalf of Mr. Hage related to the Deferred Compensation Plan in excess of 120% of the applicable federal long-term rate.

(2)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Hage in 2004, 2003 and 2002 of $11,468, $11,540 and, $9,334, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Hage in 2004, 2003 and 2002 of $707, $535 and $169, respectively. Includes a payment by the Bank of $8,689 in 2002 for the purchase of accrued personal time off ("PTO") hours. Includes a contribution to the Excess Pension Plan by the Corporation on behalf of Mr. Hage in 2004 and 2003 of $3,711 and $16,669, respectively.

(3)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Hearst in 2003 and 2002 of $8,369 and $6,777, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Hearst in 2003 and 2002 of $388 and $144, respectively. Includes a payment by the Bank of $3,382 in 2002 for the purchase of accrued PTO hours. Mr. Hearst's employment with the Corporation and responsibilities as an officer of the Corporation ended on May 31, 2004.

(4)
Mr. Posegate employment with the Corporation began on January 8, 2002.

(5)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Posegate in 2004, 2003 and 2002 of $10,472, $7,566, and $2,980, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Posegate in 2004 and 2003 of $663 and $351, respectively. Includes a payment by the Bank for housing expenditures of $63 in 2002.

(6)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Sivertson in 2004, 2003 and 2002 of $8,268, $6,992 and $6,380, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Sivertson in 2004, 2003 and 2002, of $510, $378 and $136, respectively. Includes a payment by the Bank of $7,364 in 2002 for the purchase of accrued PTO hours.

(7)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Brown in 2004, 2003 and 2002 of $7,889, $6,503 and $5,740, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Brown in 2004, 2003 and 2002 of $487, $302 and $122, respectively. Includes a payment by the Bank of $3,750 in 2002 for the purchase of accrued PTO hours.

(8)
Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Jontz in 2004, 2003 and 2002 of $6,948, $6,551 and $4,764, respectively. Includes contributions by the Corporation to the ESOP on behalf of Mr. Jontz in 2004, 2003 and 2002 of $429, $304 and $102, respectively.

Stock Option Grants in Last Fiscal Year

        The following table provides information on stock option grants for fiscal year ended June 30, 2004, to the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options/SARs Granted to Employees in Fiscal Year(2)
	Number of Shares Underlying Options/SARs Granted (#)(1)
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Curtis L. Hage	5,777	13.43%	$16.23	09/10/13	$58,966	$149,430
Jack P. Hearst(4)	3,235	7.52%	$16.23	09/10/13	$33,020	$83,678
Darrel L. Posegate	2,965	6.89%	$16.23	09/10/13	$30,264	$76,694
Mark S. Sivertson	1,795	4.17%	$16.23	09/10/13	$18,322	$46,430
David A. Brown	1,681	3.91%	$16.23	09/10/13	$17,158	$43,481
Greggory R. Jontz	1,745	4.06%	$16.23	09/10/13	$17,811	$45,137

(1)
Such options are subject to a three-year vesting schedule with 33 1/3% of the grants vesting each year beginning June 30, 2004. Such options are also subject to performance vesting whereby 50% of the prior fiscal year's granted but unvested award is immediately vested if certain performance criteria are met.

(2)
The Corporation granted options representing 43,003 shares to employees in fiscal 2004.

(3)
These amounts are based on the assumed rates of appreciation as permitted by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock.

(4)
As previously stated, Mr. Hearst's employment with the Corporation and responsibilities as an officer of the Corporation ended on May 31, 2004. None of the options included in this table had vested as of that date and all such options were forfeited.

Aggregated Stock Option Exercises in Last Fiscal Year and FY-End Option Values

        The following table provides information regarding each exercise of stock options during the year ended June 30, 2004, and the number and value of unexercised options granted to the Named Executive Officers at June 30, 2004.

			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End(1) ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis L. Hage	10,000	$87,160	98,514	21,847	$406,267	$120,550
Jack P. Hearst(2)	5,726	$25,887	-0-	-0-	$-0-	$-0-
Darrel L. Posegate	-0-	$-0-	2,296	2,632	$4,942	$1,175
Mark S. Sivertson	-0-	$-0-	23,741	3,666	$84,606	$12,773
David A. Brown	-0-	$-0-	9,050	3,038	$43,133	$9,254
Greggory R. Jontz	-0-	$-0-	2,165	1,871	$6,777	$2,427

(1)
Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the closing price of $15.35 per share of the Common Stock as reported on the NASDAQ National Market System on June 30, 2004.

(2)
As previously stated, Mr. Hearst's employment with the Corporation and responsibilities as an officer of the Corporation ended on May 31, 2004.

Employment Agreements

        On April 23, 1992, the Bank entered into an employment agreement with Mr. Hage. The employment agreement, as amended to date, provides for an annual base salary as determined by the Board of Directors, which may be not less than the salary for the prior year. The employment agreement provides for annually-renewable one year terms. Mr. Hage may terminate his employment agreement upon 90 days' prior written notice to the Bank. In the event there is a change in control of the Corporation or the Bank, and Mr. Hage's employment terminates involuntarily (or, under certain circumstances, voluntarily) in connection with such change in control or within 24 months thereafter, Mr. Hage is entitled to a payment equal to the remaining salary payable under his employment agreement, plus a termination payment equal to 299% of his then-current compensation. Assuming a change in control took place as of June 30, 2004, the aggregate amount payable to Mr. Hage pursuant to this change in control provision would be approximately $937,589. The employment agreement contains other standard provisions and provides for standard benefits applicable to executive personnel. On January 7, 2004, Mr. Hage's employment agreement was extended pursuant to its terms until April 7, 2007.

        On April 8, 1998, the Bank entered into an employment agreement with Mr. Sivertson and on April 8, 2000, the Bank entered into an employment agreement with Mr. Brown. Each of these agreements was entered into for an initial term of three years and, following such initial term, are extended for a period of one year unless at least three months prior to the expiration of the initial term or any renewal term either the employee or the Corporation gives notice that either he or it intends to terminate such agreement. Each of these agreements provide for, among other things, annual base salaries as determined by the Board of Directors and participation in bonus and benefit plans of the Bank. Each of these agreements provide that either the employee or the Bank may terminate the agreement with or without cause upon one month's written notice.

        On April 8, 1998, the Bank also entered into a change in control agreement with Mr. Sivertson and on April 8, 2000, the Bank also entered into a change of control agreement with Mr. Brown. These agreements provide for certain payments to the employee in the event of a involuntary termination of employment in connection with a change in control of the Corporation or the Bank, or in the event of a voluntary termination of employment due to a loss of the employee's status in connection with a change in control. In such an event, the employee will be entitled to payment of the remaining salary payable under his employment agreement and the continuation of certain benefits. Messrs. Sivertson and Brown will receive a termination payment equal to 150% of their then-current compensation. Assuming a change in control took place as of June 30, 2004, the aggregate amount payable to Messrs. Sivertson and Brown would have been approximately $194,063 and $186,563, respectively.

Pension Plan

        The Corporation sponsors a defined benefit pension plan for its employees (the "Pension Plan"). An employee is eligible to participate in the Pension Plan upon the completion of one year of service and upon reaching the age of 21. That participation is retroactive to the previous July 1. A participant must complete five years of service before such participant earns a vested interest in accrued retirement benefits, at which time the participant is 100% vested. A participant will also be 100% vested if employment ends due to death or disability. The Pension Plan is funded solely through contributions made by the Corporation. It is anticipated that this obligation will be funded through the Corporation's future earnings.

        The following table sets forth, as of June 30, 2004, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous Pension Plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is age 65 as of June 30, 2004, with a specified number of years of service as calculated under the Pension Plan.

	Years of Service
Remuneration
	10	20	30	40
$50,000	$5,425	$15,180	$26,163	$37,146
$75,000	$9,550	$25,093	$43,117	$61,141
$100,000	$13,675	$35,007	$60,072	$85,137
$125,000	$17,800	$44,921	$77,027	$109,132
$150,000	$21,925	$54,835	$93,982	$133,128
$175,000	$24,483	$58,767	$98,324	$139,160
$200,000	$26,545	$60,830	$98,450	$139,287

        Compensation includes all taxable compensation paid to the participant, which includes salary, bonus, overtime and commissions. Compensation for 2004 was limited to $200,000 as stated under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code").

        A participant is eligible for an early retirement benefit upon the attainment of age 62, provided such participant has participated in the Pension Plan for a minimum of five years. The monthly benefit payable at early retirement is the actuarial equivalent of the participant's accrued monthly benefit at age 65. If a participant continues to work beyond age 65, the participant is entitled to the greater of: (i) such participant's benefit taking into account all service and compensation through the actual retirement date or (ii) the actuarial equivalent of the benefit that would have been payable had the participant retired on the normal retirement date. In the event of termination of employment for any reason other than death, disability or early or normal retirement, a participant is still entitled to 100% of the participant's accrued normal retirement benefit, provided that the participant is vested.

        The Pension Plan computes benefits using a cash balance pension formula with a hypothetical account maintained separately for each participant, with such account credited annually for contributions and earnings. Each year an employer contribution equal to 6% of the participant's compensation for the plan year is allocated to that participant's account. Investment returns are credited to account balances as of the first day of each plan year for the upcoming plan year in an amount equal to the average daily rates of return for 30 year U.S. Treasury bond during the previous February. Normal retirement age is 65 with five years of service and early retirement age is 62 with five years of service.

        The normal retirement benefit is a monthly annuity based on an individual's hypothetical account balance as of benefit commencement. A participant may elect, at the time of retirement, several optional forms of benefits which are the actuarial equivalent of the normal form, such as the joint and survivor benefits for married participants or an actuarially equivalent lump sum payment. A married participant must receive a joint and 50% survivor annuity unless the participants' spouse consents to a different form of benefit.

        At June 30, 2004, the years of credited service of Mr. Hage was 34 years. Mr. Hage had $200,000 of compensation covered under the Pension Plan during fiscal 2004; however, Mr. Hage's benefits payable under this Pension Plan upon retirement would be limited because his salary level exceeds the maximum-covered compensation under the Pension Plan.

        At June 30, 2004, the years of credited service of Mr. Hearst was 5 years. Mr. Hearst had approximately $191,644 of compensation covered under the Pension Plan during fiscal 2004.

        At June 30, 2004, the years of credited service of Mr. Posegate was 3 years. Mr. Posegate had approximately $187,341 of compensation covered under the Pension Plan during fiscal 2004.

        At June 30, 2004, the years of credited service of Mr. Sivertson was 9 years. Mr. Sivertson had approximately $144,197 of compensation covered under the Pension Plan during fiscal 2004.

        At June 30, 2004, the years of credited service of Mr. Brown was 5 years. Mr. Brown had approximately $137,573 of compensation covered under the Pension Plan during fiscal 2004.

        At June 30, 2004, the years of credited service of Mr. Jontz was 3 years. Mr. Jontz had approximately $121,165 of compensation covered under the Pension Plan during fiscal 2004.

Report of the Board Compensation Committee Report on Executive Compensation

        On July 21, 2004, the Personnel, Compensation and Benefits Committee furnished the following report on executive compensation.

        Since its inception, the Personnel, Compensation and Benefits Committee of the Board of Directors has been responsible for supervising and recommending for approval by the full Board of Directors the compensation and benefits of the executive officers of the Bank, including the Named Executive Officers. The Committee has reviewed, at least annually, competitive salary levels at other financial institutions and set salary ranges for executive officer positions based on a philosophy of placing the average of the range in relation to the competitive value of the position. From this reference point, the base salaries of executive officers of the Bank have been set to be commensurate with their experience, scope of duties and responsibilities and overall level of performance.

        At present, the executive compensation program is comprised of salary, bonuses, incentive opportunities in the form of stock options, stock appreciation rights and restricted stock, and miscellaneous benefits typically offered to executives of similar type corporations. Along with other eligible employees, executive officers also participate in a defined benefit pension program and a retirement savings plan, which consists of an Employee Stock Ownership Plan and 401(k) Plan.

        The compensation and bonuses for all executive officers, including the Chief Executive Officer, have been based on the performance of the organization. Specific areas that the Personnel, Compensation and Benefits Committee has reviewed to determine the salary increases are return on equity, interest rate risk measurements, capital ratios, delinquency ratios and regulatory ratings. In addition, during fiscal 2004, in setting the compensation for the Chief Executive Officer, the Personnel, Compensation and Benefits Committee also took into consideration peer group comparisons of compensation for chief executive officers and the contribution of the Chief Executive Officer to the overall performance of the Bank.

        Annual incentive plans for executive officers and the entire staff of the Bank were developed and implemented in fiscal 2004. Specific goals for the organization were established along with specific goals for individual departments. This program was developed to enhance shareholder value and enable the organization to attract and retain competent management and employees.

        The foregoing report is furnished by Mr. Pederson (Chair), Dr. Koerner and Mr. Sershen.

Personnel, Compensation And Benefits Committee Interlocks and Insider Participation

        As stated above, in fiscal 2004, the members of the Personnel, Compensation and Benefits Committee were Mr. Pederson, Dr. Koerner and Mr. Sershen. No member of the Personnel, Compensation and Benefits Committee was an officer, former officer, or employee of the Corporation or any of its subsidiaries during fiscal 2004 or at any other time and no member had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act, other than described in this proxy under the heading "Certain Relationships."

Stockholder Return Performance Presentation

        The following line graph compares the cumulative total stockholder return on the Corporation's Common Stock to the comparable cumulative total return of the NASDAQ Market Index and the NASDAQ Bank Index for the last five years.

        The performance graph assumes that on June 30, 1999, $100 was invested in the Corporation's Common Stock (at the closing price of the previous trading day) and in each of the indexes. The comparison assumes the reinvestment of all dividends. Cumulative total stockholder returns for the Corporation's Common Stock, NASDAQ Market Index and the NASDAQ Bank Index are based on the Corporation's fiscal year ending June 30.

Certain Transactions

        The Bank, like many financial institutions, has followed a policy of granting officers, directors and employees loans secured by the borrower's residence, consumer loans and commercial loans. Consumer loans to employees are originated at market rates and terms currently available to the public, and modified to one percent below the market rate. Modifications are not made on loans granted with special promotional rates. In addition, in connection with single-family mortgage loans made to employees, origination fees up to one percent and the underwriting fees are waived for qualified employee applicants, no more than once every twelve months. If the employee relationship ceases, the terms of the loan revert back to the terms that would have applied except for the employee-employer relationship.

        Loans by the Bank to its officers and directors are not prohibited under Section 402 of the Sarbanes-Oxley Act of 2002 because the Bank is an insured depository institution and such loans are subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act. Loans by the Bank to its officers and directors are also subject to the Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of the Bank and federal laws that require all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates. All loans by the Bank to its officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans from the Bank to its officers, directors, key employees or their affiliates are approved by the Bank's Loan Committee and ratified by the Bank's Board of Directors.

        The Corporation intends that all transactions between the Corporation or the Bank and its officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Corporation than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of disinterested directors of the Corporation.

        The following table sets forth certain information as to loans made by the Bank to each of its directors and executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since June 30, 2003. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risk of collectability or present other unfavorable features.

Name and Position	Date of Loan	Type of Loan	Largest Amount Outstanding Since July 1, 2003		Balance As of June 30, 2004		Interest Rate as of Date of Origination		Market Rate at Origination
Christine E. Hamilton, Director, Home Federal Bank	9/9/03	Commercial Revolving Line of Credit(1)		$69,669		$44,502	4.500%		4.500%
Robert L. Hanson, Director	5/13/02 2/26/03 2/26/03	Commercial Revolving Line of Credit(2) Commercial Term Loan(2) Commercial Term Loan(3)	$ $ $	150,000 843,342 863,802	$ $	-0- 622,642 787,503	4.750 4.250 4.250	% % %	4.750 4.250 4.250	% % %
Jeffrey G. Parker, Director	4/27/01 9/19/01 3/3/03 9/30/03 12/19/03	Commercial Revolving Line of Credit(4) Commercial Real Estate Mortgage(5) Preference Line of Credit(6) Mortgage Loan Preference Line of Credit	$ $ $ $ $	50,000 187,090 172,120 436,000 109,000	$ $ $	50,000 -0- -0- 431,747 64,000	7.500 7.500 4.250 5.000 6.750	% % % % %	7.500 7.500 4.250 5.000 6.750	% % % % %
William G. Pederson, Director	12/28/01 11/29/02 12/30/03 11/14/03	Commercial Revolving Line of Credit(7) Commercial Term Loan(8) Commercial Term Loan(9) Commercial Revolving Line of Credit(10)	$ $ $ $	2,333,847 161,378 800,000 3,317,156	$ $	-0- -0- 700,000 2,248,509	4.750 4.250 3.100 4.000	% % % %	4.750 4.250 3.100 4.000	% % % %
Curtis L. Hage, Chairman and CEO	4/18/02 2/6/03	Preference Line of Credit Preference Line of Credit(11)		$89,236 -0-		$80,236 -0-	5.750 4.900	% %	5.750 4.900	% %

(1)
Represents a commercial loan to PrairieGold Venture Partners, LLC, of which Ms. Hamilton is a co-founder and principal.

(2)
Represents a commercial loan made to Harold's Photo Centers, Inc., of which Mr. Hanson is the Chief Executive Officer.

(3)
Represents a commercial loan made to the RLH Family LLC, of which Mr. Hanson is the managing member.

(4)
Represents a commercial loan made to Parker Transfer & Storage, of which Mr. Parker is the President.

(5)
Represents a commercial loan made to Parker Transfer & Storage, of which Mr. Parker is the President. Such loan was satisfied on February 26, 2004.

(6)
The Preference Line of Credit was paid and closed as of September 30, 2003.

(7)
Represents a commercial loan made to HOPI Corporation, dba All-States Automotive, which is owned by The Patan Woyute Trust, of which Mr. Pederson is the trustee. Such commercial loan was satisfied and closed on November 14, 2003.

(8)
Represents a commercial loan made to Sioux Breeders LLC, of which Mr. Pederson is an owner/principal. Such commercial loan was satisfied and closed on July 9, 2003.

(9)
Represents a commercial loan made to Sioux Breeders LLC, of which Mr. Pederson is an owner/principal.

(10)
Represents a commercial loan made to HOPI Corporation, dba All-States Automotive, which is owned by The Patan Woyute Trust, of which Mr. Pederson is the trustee.

(11)
The Preference Line of Credit was paid and closed as of October 30, 2003.

        At June 30, 2004, the Bank had approximately $5,029,139 (or 9.74% of the Corporation's stockholders' equity) of loans to directors, executive officers and affiliates of such persons.

Report of the Audit Committee

        The following Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Audit Committee of the Board is responsible for, among other things, providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is currently composed of three directors, each of whom is an "independent director" as defined in the NASDAQ Marketplace Rules and is "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act, pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Audit Committee operates pursuant to a written charter approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

        Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the fiscal year ended June 30, 2004, financial statements. The Audit Committee discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380-). The Audit Committee also received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and based upon the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended the Board include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, to be filed with the SEC.

        Audit Fees.    McGladrey & Pullen, LLP billed a total amount of $141,000 and $130,000, respectively, for professional services rendered for the audit of the Corporation's various annual financial statements and related attestation services for the fiscal years ended June 30, 2004 and June 30, 2003, and the reviews of the financial statements included in the Corporation's Forms 10-Q for the 2004 and 2003 fiscal years.

        Audit Related Fees.    McGladrey and Pullen, LLP billed a total amount of $27,000 and $30,000, respectively, for professional services rendered for audit related services primarily related to the audit of the Corporation's pension plan and retirement savings plan during the fiscal years ended June 30, 2004 and June 30, 2003.

        Tax Fees.    RSM McGladrey, Inc., an affiliate of McGladrey and Pullen, LLP, has billed a total amount of $34,000 and $8,000, respectively, for professional tax services rendered in connection with other matters requested by the Corporation during the fiscal years ended June 30, 2004 and June 30, 2003.

        All Other Fees.    McGladrey & Pullen, LLP billed a total amount of $12,000 and $19,000, respectively, for professional services rendered in connection with other matters requested by the Corporation during the fiscal years ended June 30, 2004 and June 30, 2003.

        The Audit Committee of the Board of the Corporation considers that the provision of the services referenced above to the Corporation is compatible with maintaining independence by McGladrey & Pullen, LLP.

        The foregoing report is furnished by Messrs. Hanson (Chair), Sershen, and Van Wyhe.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations from its executive officers and directors that no other reports were required, the Corporation believes that during the fiscal year ended June 30, 2004, all of its officers, directors and greater than 10% beneficial owners have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended June 30, 2004.

CODE OF CONDUCT AND ETHICS

        All of the Corporation's directors, officers and employees, including its principal executive officer and principal financial and accounting officer, are required to comply with the Corporation's Code of Conduct and Ethics adopted by the Board in April 2004. The full text of the Code of Conduct and Ethics is available to stockholders on the Corporation's website at https://www.homefederal.com/homefederal/hffc.html. Amendments and modifications to, and waivers of, the Code of Conduct and Ethics will be promptly disclosed by the Corporation, to the extent required under the Exchange Act and the NASDAQ Marketplace Rules, on a current report on Form 8-K.

INDEPENDENT PUBLIC ACCOUNTANTS

        McGladrey & Pullen, LLP ("McGladrey") provided services to the Corporation during the fiscal year ended June 30, 2004, which included, among other things, the examination of the Corporation's Annual Report on Form 10-K and timely reviews of the Corporation's Quarterly Reports on Form 10-Q. A representative of McGladrey is expected to be present at the Meeting, will have an opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions concerning the financial statements of the Corporation.

        On September 28, 2004, the Audit Committee of the Board of Directors terminated the Corporation's engagement of McGladrey and engaged Eide Bailly LLP ("Eide Bailly") to serve as the Corporation's independent public accountant for the fiscal year ending June 30, 2005. A representative of Eide Bailly is expected to be present at the Meeting, will have an opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions.

        The reports of McGladrey on the Company's Consolidated Financial Statements for each of the fiscal years ended June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended June 30, 2004 and 2003, and through September 28, 2004, there were (i) no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter in connection with its report on the Corporation's Consolidated Financial Statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal years ended June 30, 2004 and 2003, and through September 28, 2004, the Corporation had not consulted with Eide Bailly with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's Consolidated Financial Statements, or any other matters or reportable events as set forth Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Corporation provided McGladrey with a copy of the foregoing disclosures. By copy of a letter dated September 28, 2004, McGladrey stated its agreement with such statements.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices, 225 South Main Avenue, Sioux Falls, South Dakota 57104, no later than June 17, 2005. Any such proposals must be in accordance with the provisions of Rule 14a-8 of the Exchange Act, as supplemented or modified. Stockholders who intend to present a proposal at next year's annual meeting of stockholders without including such proposal in the Corporation's proxy statement must provide the Corporation with notice of such proposal not less than 30 days prior to the date of next year's annual meeting of stockholders. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT

        The Corporation's Summary Annual Report and Annual Report on Form 10-K for the fiscal year ending June 30, 2004, including financial statements, is being mailed with this proxy statement to stockholders entitled to notice of the Meeting.

OTHER MATTERS

        The Board of Directors does not intend to bring before the Meeting any business other than the election of directors as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the Meeting. However, if any matters other than those referred to in this Proxy Statement should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment. If any matters properly come before the Meeting, but the

Corporation did not receive notice of such matters 30 days prior to the Meeting, holders of the proxies will act in accordance with their best judgment.

By Order of the Board of Directors,

PAMELA F. RUSSO Corporate Secretary

Sioux Falls, South Dakota
October 15, 2004

Appendix A

Amended and Restated Charter
of the Audit Committee of the Board of Directors

I.     Audit Committee Purpose.

        The Audit Committee is established by the Board of Directors (the "Board") of HF Financial Corp. (the "Corporation") for the primary purpose of assisting the Board in fulfilling its oversight duties and responsibilities. Certain of the Audit Committee's specific duties and responsibilities include:

  •
  Overseeing the integrity of the Corporation's financial statements and the audits of such financial statements, accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting;

  •
  Monitoring the independence, qualifications and performance of the Corporation's independent auditors; and

  •
  Providing an avenue of communication among the Corporation's independent auditors, management, the internal auditing department and the Board.

        The Audit Committee has the authority to conduct any investigation necessary or appropriate to fulfilling its duties and responsibilities, and has direct access to the Corporation's independent auditors, as well as all persons within the Corporation. The Audit Committee has the authority to retain special legal, accounting or other advisors, consultants or experts it deems necessary or appropriate in the performance of its duties and responsibilities.

        The Corporation will provide appropriate funding, as determined by the Audit Committee, for the compensation of the Corporation's independent auditor, compensation of any advisors, consultants or experts engaged by the Audit Committee and payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties and responsibilities.

        The Audit Committee will primarily fulfill its duties and responsibilities by carrying out the activities set forth in Section III of this Amended and Restated Charter of the Audit Committee ("Charter").

II.    Audit Committee Composition and Meetings.

        The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom will meet the independence and experience requirements set forth in the NASDAQ National Market Continued Listing Standards, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated under the Exchange Act (including, but not limited to, the exemptions provided in Rule 10A-3 of the Exchange Act) and any other applicable rules and regulations.

        Specifically, members of the Audit Committee will:

  •
  be a member of the Board;

  •
  be independent, as defined in Rule 10A-3 of the Exchange Act; and

  •
  be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement.

        Further, members of the Audit Committee will not:

  •
  be an officer or employee of the Corporation or its subsidiaries;

  •
  otherwise have any relationship which, in the opinion of the Board, would interfere with such member's exercise of his or her independent judgment in carrying out the responsibilities of a director of the Corporation; or

  •
  have participated in the preparation of the financial statements of the Corporation or any current subsidiary at any time during the last three (3) years.

        Of the members of the Audit Committee, at least one (1) member will meet the criteria for being a "financially sophisticated audit committee member," as set forth in the NASDAQ National Market Continued Listing Standards. Additionally, the Board will determine whether at least one (1) member of the Audit Committee meets the criteria for being a "audit committee financial expert," as established by the Securities and Exchange Commission (the "SEC"). If a member of the Audit Committee qualifies as an "audit committee financial expert," the Corporation will disclose in its periodic filings or proxy statements, as and to the extent required by the SEC, the name of the person qualifying as an "audit committee financial expert," and a statement regarding whether such person is independent.

        Audit Committee members will be appointed annually by the Board, upon recommendation of the Board's Nominating and Corporate Governance Committee. If a chairperson is not designated by the Board or present at any meeting of the Audit Committee, the members of the Audit Committee may designate a Chair by majority vote of all of the members of the Audit Committee.

        The Audit Committee will meet at least four times annually, or more frequently as circumstances dictate. The Chair of the Audit Committee will prepare and/or approve an agenda in advance of each meeting. On a no less frequent basis than annually, the Audit Committee will meet in private executive session with each of management, the director of the Corporation's internal auditing department and the Corporation's independent auditors, to discuss any matters that the Audit Committee or any such persons believe should be discussed. The Audit Committee will also meet in private executive session as a committee as frequently as is determined by the Audit Committee to be necessary or appropriate. The Audit Committee, or the Chair of the Audit Committee on behalf of the entire Audit Committee, will communicate with management and the Corporation's independent auditors on a quarterly basis to review the Corporation's annual audited and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to discuss, if any, significant findings based upon the independent auditor's limited review procedures.

III.  Audit Committee Responsibilities and Duties.

  Review Procedures

  •
  Review and reassess the adequacy of this Charter at least annually and recommend to the Board any necessary amendments. To the extent required by the SEC, assist the Corporation in making this Charter publicly available (which, if attached to the Corporation's proxy statement for its annual meeting of stockholders, must be included no less frequently than once every three years or whenever there are material modifications to this Charter).

  •
  Review, prior to filing or other distribution, the Corporation's annual audited financial statements, quarterly financial statements and all internal controls reports. Such review will include discussions with management and Corporation's independent auditors regarding, among other things, significant issues regarding accounting principles, policies, practices and judgments. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the Corporation's independent auditors in accordance with SAS 61. Recommend to the Board whether the Corporation's financial statements should be included in the Corporation's Annual Report on Form 10-K.

  •
  Consider, in consultation with the management, the Corporation's independent auditors and the internal auditors, the integrity of the Corporation's accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the Corporation's independent auditors and the internal auditing department, together with management's responses.

  Independent Auditors

  •
  Appoint, compensate, retain and oversee the work of the Corporation's independent auditor or engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Direct the Corporation's independent auditor to report directly to the Audit Committee. Review the independence and performance of the Corporation's independent auditor and, if circumstances warrant, discharge the Corporation's independent auditor.

  •
  Oversee the resolution of disagreements, if any, between management and the Corporation's independent auditor regarding, among other things, financial reporting.

  •
  Consider whether the performance by the Corporation's independent auditor of permissible nonaudit services in compatible with the auditor's independence. Discuss with the Corporation's independent auditor the matters to be discussed under Statement on Auditing Standards ("SAS") No. 61, as amended by SAS Nos. 84 and 90. Ensure the receipt by the Audit Committee of a formal written statement from the Corporation's independent auditor delineating all relationships between the Corporation's independent auditor and the Corporation, consistent with Independence Standards Board Standard 1. Engage in dialogue with the Corporation's independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the Board take, appropriate actions to oversee the independence of the Corporation's independent auditor.

  •
  Review the audit plan of, and the engagement letters from, the Corporation's independent auditors. As applicable, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

  •
  Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's critical accounting policies and principles, as applied in its financial reporting. Inquire as to the independent auditors' views about whether management's choices of generally accepted accounting principles appear reasonable from the perspective of income, asset and liability recognition, whether such principles are common or minority practices and whether there are alternative principles preferred by the Corporation's independent auditor.

  •
  Review and pre-approve (pursuant to pre-approval policies and procedures or otherwise) both audit and permitted non-audit services (which includes, among other things, tax services) to be provided by the Corporation's independent auditor. Delegate, to the extent necessary or desired, the authority to grant pre-approvals to one or more members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Assist the Corporation in disclosing, to the extent required by the SEC, the pre-approved nonaudit services.

  Internal Audit Department and Legal Compliance

  •
  Review, as necessary or appropriate, the budget, plan, changes in plan, activities, organizational structure and qualifications of the Corporation's internal audit department and its functions. The internal audit department will be responsible to senior management, but will also have direct reporting responsibility to the Board through the Audit Committee.

  •
  Approve the selection or removal of the senior internal audit executive. Review the appointment, performance and replacement of the senior internal audit executive.

  •
  Review significant reports prepared by the internal audit department, together with management's response and follow-up to these reports.

  •
  Review with the senior internal audit executive, any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function's work.

  •
  Review with the Corporation's counsel, on a no less frequent than annual basis, any legal matters that could have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Corporation, including consideration of any internal controls that should be strengthened to reduce the risk of a similar event in the future.

  Compliance with Codes of Ethical Conduct

  •
  As necessary or appropriate, review and monitor, with the assistance of the Corporation's independent auditor, the administration of, and compliance with, the Corporation's Code of Conduct and Ethics and the Foreign Corrupt Practices Act.

  Other Audit Committee Responsibilities

  •
  Review and approve all transactions required to be disclosed under Item 404 of Regulation S-K.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters.

  •
  Establish procedures for the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

  •
  As and to the extent required by the SEC, prepare a report to the Corporation's stockholders for inclusion in the Corporation's proxy statement for its annual meeting of stockholders.

  •
  Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  •
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

        While the Audit Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Corporation's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the Corporation's independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations or assume compliance with laws, regulations or the Corporation's Code of Conduct and Ethics.

REVOCABLE PROXY CARD

HF FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 17, 2004

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints, Curtis L. Hage, Curtis J. Bernard, Jeffrey G. Parker, Wm. G. Pederson and Thomas L. Van Wyhe, each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote all shares of common stock, par value $0.01 per share, of HF Financial Corp, (the "Corporation"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on November 17, 2004, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota at 2:00 p.m., Sioux Falls, South Dakota time, and at any and all adjournments thereof, as specified on the reverse side of this proxy.

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREON. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

You can now access your HF Financial Corp. account online.

Access your HF Financial Corp. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for HF Financial Corp., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote "FOR" the election of the nominees listed below.

		FOR ALL	WITHHELD FOR ALL
I.	To elect as directors all nominees listed.	☐	☐

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

01	Robert L. Hanson	02	Steven R. Sershen

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Corporate Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, Notice of the Annual Meeting, a Proxy Statement dated October 15, 2004, and the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Signatures(s)	Date

Please date, sign exactly as your name appears on this card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person. If shares are held jointly, each stockholder must sign.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hffc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.homefederal.com

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on November 17, 2004
PROXY STATEMENT
PROPOSAL I—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF CONDUCT AND ETHICS
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
Amended and Restated Charter of the Audit Committee of the Board of Directors